August 1, 2000


                          BONFIGLIO & REED OPTIONS FUND
                          -----------------------------

                                   Advised by
                              Bonfiglio & Reed, LLC


The Securities and Exchange Commission has not approved or disapproved these Fund shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS                                                         PAGE #
Risk/Return Summary                                                          2
Expense Information                                                          5
Fund Management                                                              6
How to Purchase and Redeem shares                                            6
Shareholder Information and Services                                         8
Dividends and Distributions                                                  9
Taxes                                                                       10
Calculation of Share Price                                                  10


Risk/Return Summary

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with long term capital appreciation.

The Fund's Trustees may change this objective without a shareholder vote and the Fund will notify you of any changes that are material. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 65% of its assets in equity options of large capitalization ("large cap") companies (capitalization of 5 billion and up) that the investment adviser believes will appreciate in value. The adviser selects securities offered by or based on companies based in the United States or, to a limited extent, in foreign countries. Typically these companies include those that demonstrate an acceleration of earnings and/or profits, positive changes in management personnel or structure, new product developments and positive changes in the company's industry. Although, the Fund intends to focus on large cap companies it may at any time invest in small and mid capitalization ("small cap, mid cap") companies. The adviser does not focus on any industry sector.

As noted above, the Fund generally does not invest in traditional securities, such as common stock of companies. Rather, the Fund principally invests in derivatives, such as options on securities and securities indices. Options, in the adviser's opinion, may provide a less expensive, quicker or more specifically focused way for the Fund to invest than traditional common stock would. Generally, options provide the buyer the right to buy (a call option) or sell ( a put option) a certain quantity of a security or instrument at a fixed sum during a specified period or on a specified day. The Fund may also use options for hedging purposes to offset changes in the value of securities held or expected to be acquired. Successful use of options is subject to the adviser's ability to predict correctly movements in the direction of the market.

The Fund may sell short securities of companies that the adviser believes will underperform in the current market environment. When the Fund sells short, it is borrowing a security and then selling it. If the price of a stock sold short decreases before the Fund closes its position, the Fund makes money. However, if the value of the stock increases, the Fund will lose money. In determining which stocks to sell short, the adviser will seek out companies that are experiencing negative changes. These changes may include: deceleration of earnings, profits or acceleration of loses; negative changes in management personnel or structure; new product developments by a company's competitors; and negative changes in the companies industry. In addition, the Fund may engage in short-selling to manage or hedge the Fund's exposure to perceived market risk in the common stocks held by the Fund. The Fund will limit its short sales on common stock to 15% of its total net assets; however, this percentage limitation does not include options sold short.

When selling securities short, the Fund will be required to maintain a segregated account with its custodian of cash or high-grade liquid assets equal to the market value of the securities sold, less any collateral deposited with its broker. In order to meet its collateral needs, the Fund will maintain high levels of cash or liquid assets (e.g., U.S.

Treasury bills, money market funds, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions).

The Fund may borrow money from banks, brokers or dealers for investment purposes. This technique is known as "leverage." Leverage provides a means of magnifying small market movements, up or down, into large changes in an investment's value. To the extent the Fund uses leverage, it will limit it to 25% of the Fund's total assets.

Although the Fund will invest principally in securities of U.S. issuers, it may invest up to 20% of its total assets in the equity securities of foreign issuers, including common stocks, depositary receipts (ADR) and options on depository receipts.

The Fund may purchase securities of companies in initial public offerings ("IPO") or shortly thereafter. The adviser generally will make these investments based on a belief actual or anticipated products or services will produce future earnings.

When the adviser believes that market, economic or other conditions warrant a Fund may assume a temporary defensive position. During these periods, the Fund may invest without limit in cash or cash equivalents, short-term commercial paper, U.S. government securities, high quality debt securities, including obligations of banks. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

Market Risk. Stocks, and the options based on them, fluctuate in price, often based on factors unrelated to the issuers' value. The Fund's investments in stock options may experience greater volatility than the underlying stocks themselves. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the value of the Fund's holdings or an overall decline in the stock market.

Management risks. The Fund is actively managed and, thus, is subject to the risk that its portfolio management practices might not achieve its goals. This risk is present to a greater degree due to the minimal operating history of the investment adviser. The adviser actively manages a hedge fund that concentrates its investment and stock options. However, the adviser has never managed a mutual fund. In addition, the adviser employs investment techniques that may be considered aggressive, in particular short selling stocks, investing in options and using leverage. Below is a description of some of the risks involved in employing these techniques:

     SHORT SALES: With respect to short sales, the price at the time the Fund replaces the security borrowed may be more (and the Fund would lose money) or less (and the Fund would make money) than the price at which the security was sold by the Fund. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The risk of price increases is the principal risk of engaging in short sales. In addition, the Fund may not always be able to close out an established short position at any particular time or at an acceptable price. Also, if the Fund's margin account falls below the required levels of asset coverage or if the broker from whom the stock was borrowed for a position requires that stock to be repaid, then the Fund could be forced to cover short positions earlier than the Fund otherwise would.

     OPTIONS: The risks related to the use of options contracts include: (i) the correlation between movements in the market price of the Fund's investments (held or intended for purchase) being hedged and in the price of the option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options positions; and (iii) losses due to unanticipated market movements. Options typically have larger spreads, the difference between the bid and ask price, than common stocks in general. Other risks associated with investing in options involve "trading halts." The major exchanges on which option contracts are traded have established limits on how much an option contract may decline over various time periods during the day. If an option contract price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs at the close of a trading day, the Fund may not be able to purchase or sell options contracts. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding shares. The Fund will invest in over-the-counter options for only bona fide hedging purposes; and

     LEVERAGE: Leveraging is a sophisticated investment technique in which the Fund purchases securities with borrowed money which amplifies the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. When the Fund uses leverage it is subject to the interest costs associated with the borrowings. The interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Small and Mid Capitalization Risks. Stocks of small and mid cap companies may have more risks than those of larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than do larger companies. Due to these and other factors, small and mid cap companies may have volatile stock prices that are more susceptible to market downturns.

Interest Rate Risk. Increases in interest rates may lower the present value of a company's future earnings stream. Since the market price of a stock changes continuously based upon investors' collective perceptions of a variety of factors, including future earnings, stock prices may decline when investors anticipate or experience rising interest rates.

Initial Public Offering Risks. The Fund may purchase securities of companies in initial public offerings or shortly thereafter. The prices of these companies' securities may be very volatile. The Fund may purchase securities of companies, which have no earnings or have experienced losses. The adviser generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perceptions about the company change, the company's stock price may decline sharply and its securities may become less liquid.

Foreign  Security  Risks.  The Fund may also  invest in  securities  of  foreign issuers (including ADRs). These securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Foreign securities tend to be more volatile than U.S. securities because they include special risks, such as exposure to currency fluctuations, a lack of comprehensive company information, political instability, and differing auditing and legal standards.

Non-Diversification Risk. The Fund is classified as "non-diversified" under the federal securities laws. The adviser may concentrate a relatively high percentage of the Fund's investments in the securities of a small number of companies. This would make the performance of the Fund more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be.

Portfolio Turnover. The Fund's investment strategy may involve frequent trading which leads to increased transaction costs and brokerage commission, both of which may lower the actual return on your investment. Active trading may also increase short-term capital gains and loses, which affect the taxes you have to pay. If the Fund's portfolio turnover rate is 200% for the year that indicates the Fund's portfolio has completely changed twice during the year.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EXPENSE INFORMATION

BAR CHART AND TABLE
Because the Fund is new, it has no performance as of the date of this prospectus.

FEES AND EXPENSE INFORMATION

This table describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Because the Fund is new, we estimated the Fund's expenses. Actual expenses may be different from those shown.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      None

ANNUAL FUND OPERATING EXPENSES (FEES PAID FROM FUND ASSETS)
Management fee                                                      2.95%
Distribution (12b-1) fee                                               0%
Other expenses(estimated expenses) (1)                              0.04%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                2.99%
                                                                    =====
Note 1: Expenses are based on estimated amounts.

EXPENSE EXAMPLE
Use the example below to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

* $10,000 investment
* 5% annual return
* No changes in the Fund's operating expenses
* Reinvestment of all dividends and distributions
* Redemption at the end of each period shown

Your actual costs may be higher or lower.

1 YEAR                      $302

3 YEARS                     $924

FUND MANAGEMENT

Investment Adviser. Bonfiglio & Reed, LLC (the "adviser"), located at 1661 E. Camelback Road, Suite # 280, Phoenix, Arizona, 85016, serves as the Fund's investment adviser under an Investment Advisory Agreement ("Agreement") with the Trust. The Agreement provides that the Adviser will be responsible for making investment decisions for the Fund, placing purchase and sale orders and providing research, statistical analysis and continuous supervision of the Fund's investment portfolio. The Adviser is newly formed entity (October 1999) and has limited operating history upon which investors can evaluate its performance. In addition to the Fund, the Adviser has provided investment management services to a hedge fund.

The Adviser manages the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. The Adviser also pays transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees and extraordinary expenses. For its services, the adviser receives a fee, payable monthly, at an annual rate of 2.95% of the Fund's average daily net assets.

Portfolio Manager. Reese W. Reed manages the investment program for the Fund. Mr. Reed has been actively trading in options the past 3 years for personal accounts, and is currently advising a hedge fund. Mr. Reed has earned his Series 7, 63 and 65 licenses. Prior to forming the Adviser, Mr. Reed worked approximately 1 year as a salaried broker/investment advisory associate for The Acacia Group, an insurance/financial planning company. Mr. Reed is also a student pursuing his degrees in Economics and Political Science. It is important for you to consider before investing that Mr. Reed has not managed a mutual fund in the past and his lack of mutual fund management experience may negatively affect the Fund's results.

HOW TO PURCHASE AND REDEEM SHARES

ACCOUNT TYPE                              MINIMUM INVESTMENT
                                          Initial         Subsequent

Regular (non-retirement)                  $1,000          $100

Retirement (IRA - Roth, Education;
Keogh; Pension and Profit Sharing Plans,  $250            $50
plans containing 401(k) provisions; and
403(b) accounts)

Automatic Investment Plan                 $250            $50

You may purchase shares directly through the Fund's Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Fund's shares. Your initial investment in the Fund ordinarily must be at least $1,000 (or $250 for IRAs). The Fund reserves the right to waive the minimum initial investment requirements. Different minimums may apply to investors purchasing shares of the Fund through certain brokerage firms. Contact your brokerage firm for additional information. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust or an agent of the Trust. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction. The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the right to limit the amount of investments and to refuse to sell to any person. An account application is included with this Prospectus.

Brokerage Accounts. Any purchase order placed with a brokerage firm is treated as if it were placed directly with the Trust. Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. In addition, your brokerage firm may charge you a fee for handling your order. Your brokerage firm is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Trust's Prospectus, Semiannual and Annual Reports. Purchase orders received by such agents prior to 4:00 p.m., eastern time, on any business day are confirmed at the net asset value ("NAV") determined as of the close of the regular session of trading on the New York Stock Exchange on that day if the agent transmits properly completed orders to the Fund's Transfer Agent.

Opening Accounts by Mail or Wire. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Bonfiglio & Reed Options Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to "Bonfiglio & Reed Options Fund." Third party checks will not be accepted. Bank wires should be sent as outlined below. Each additional purchase request must contain the account name and number to permit proper crediting.

Upon the Trust receiving a completed and signed account application form, you may purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 1.800.237.2049) for detailed instructions; however, before you call you should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within 3 business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to 15 days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

You may change the bank or brokerage account which you have designated at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

By Telephone. You may sell or redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 1.800.237.2049). IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Transfer Agent and instruct them to remove this privilege from your account.

The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

By Mail. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions.

Through Broker-Dealers. You may also redeem shares of the Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. If the amount being redeemed is greater than $25,000, a signature guarantee is required (see above). It is the responsibility of broker-dealers to promptly transmit wire redemption orders and follow all relevant instructions.

Additional Redemption Information. If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $11 processing fee by the Fund's Custodian. The Trust reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem, upon not less than 60 days' notice, all shares of the Fund in an account (other than an IRA) which has a value below $1,000. However, you will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account. The right of redemption by the Trust will not apply if the value of your account drops below $1,000 because of market performance.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Funds may make payment for shares redeemed in portfolio securities of the Funds taken at current value.

SHAREHOLDER INFORMATION AND SERVICES

On-line Services. The Fund may provide services and information to investors on-line. An interruption in any portion of the technology infrastructure associated with the BonfiglioReed.com website may impair an investor's ability to access the BonfiglioReed.com website or otherwise use the BonfiglioReed.com website.

Since the adviser may make available the Fund's holdings and completed trading activity, at the discretion of the adviser, there is a risk that investors may use such information to the detriment of the Fund. The Fund's Board may discontinue this practice if it is found to be detrimental to the Fund and its shareholders.

Delivery of Prospectus and Shareholder Reports. The Fund produces financial reports, which include a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. To reduce expenses, the Fund may choose to mail only one report or prospectus to your household, even if more than one person in the household has Fund account. Please call 1.800.237.2049 if you would like to receive additional reports or prospectuses.

Contact the Transfer Agent (nationwide call toll-free 1.800.237.2049) for additional information about the shareholder services described below.

Tax-Deferred Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

      --    Keogh Plans for self-employed individuals

      -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

      -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

      -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code (the "Code")

Direct Deposit Plans

Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.

Automatic Investment Plan

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial investment is $250 and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Distributions are paid according to one of the following options:

     Share Option -   income   distributions  and  capital  gains  distributions
                      reinvested in additional shares.

     Income Option -  income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash;   long-term  capital  gains
                      distributions reinvested in additional shares.

     Cash Option -    income  distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 6 months, your dividends may be reinvested in your account at the then current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.

If you have received in cash any dividend or capital gains distribution from the Fund you may return the distribution within 30 days of the distribution date to the Transfer Agent for reinvestment at the NAV next determined after its return. You or your dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code by annually distributing substantially all of its net investment company taxable income, net tax-exempt income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Code's timing requirements.

Dividends and distributions paid to shareholders (whether received in cash or reinvested in additional shares) are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Funds) as ordinary income. Distributions are expected to primarily be in the form of capital gains.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

The Trust will mail a statement to you annually indicating the amount and the federal income tax status of all distributions made during the year. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. Please contact your tax consultant for more information.

CALCULATION OF SHARE PRICE

On each day that the Trust is open for business, the share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (generally 4:00 p.m., eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

Securities held by the Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result, the net asset value per share of the Fund may be significantly affected by trading on days when the Trust is not open for business. Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security held in the Fund's portfolio occurs after the time when the closing value on the non-U.S. exchange was determined, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's net asset value.

Portfolio securities are valued as follows:
(1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,
(2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,
(3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and
(4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

BONFIGLIO & REED INVESTMENT TRUST
1661 East Camelback Rd.
Suite 280
Phoenix, Arizona 85016

INVESTMENT ADVISER
Bonfiglio & Reed LLC
1661 East Camelback Rd
Suite 280
Phoenix, Arizona 85016

UNDERWRITER
IFS Fund Distributors, Inc
312 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaze NW
Dayton, Ohio 45402

CUSTODIAN
Firstar Bank
425 Walnut Street
Cincinnati, Ohio 45201-5354

TRANSFER AGENT
Integrated Fund Services, Inc
312 Walnut Street
Cincinnati, Ohio 45202

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments will be included in the Fund's annual and semiannual reports to shareholders. The Fund's annual report will include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You can get free copies of the SAI or request other information and discuss your
questions   about  the  Fund  on  the   Fund's   Internet   site,   by   e-mail:
info@BonfiglioReed.com or by phone at 1.800.237.2049
Internet: http://www.bonfiglioreed.com

Shareholders that provide the Fund with an e-mail address will be alerted by e-mail when a prospectus amendment, annual or semi-annual report, or proxy materials are available. It is the shareholder's obligation to provide the Fund with any changes made to an e-mail address.

You can review and copy information about the Fund, including the Fund's SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund is available on the Commission's Internet site at http://www.sec.gov. * Free from the Commission's Web site at http:www.sec.gov.

Copies of information on the Commission's Internet site may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act file no. 811-9905.

                       STATEMENT OF ADDITIONAL INFORMATION

                          BONFIGLIO & REED OPTIONS FUND

                                 August 1, 2000

                                    Series of
                      The Bonfiglio & Reed Investment Trust
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                                 1.800.237.2049


                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST................................................
DEFINITIONS,  POLICIES AND RISK CONSIDERATIONS..........................
INVESTMENT LIMITATIONS..................................................
TRUSTEES AND OFFICERS...................................................
INVESTMENT ADVISER......................................................
TRANSFER AGENT AND DISTRIBUTOR..........................................
OTHER SERVICES..........................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................
SHARES OF THE FUND......................................................
DETERMINATION OF SHARE PRICE............................................
ADDITIONAL TAX INFORMATION..............................................
DISTRIBUTION PLANS......................................................
PERFORMANCE INFORMATION.................................................
FINANCIAL STATEMENTS....................................................

     This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Bonfiglio & Reed Options Fund dated August 1, 2000. A Prospectus can be obtained by writing the Transfer Agent at 312 Walnut Street, Cincinnati, Ohio 45202, by calling 1.800.237.2049, or by email at info@BonfiglioReed.com

                            DESCRIPTION OF THE TRUST

     The Bonfiglio & Reed Options Fund ( the "Fund") was organized as a series of The Bonfiglio & Reed Investment Trust (the "Trust"). The Trust is an open-end, management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated April 13, 2000 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders effected.

     For other information concerning the purchase and redemption of shares of the Fund, see "How to Purchase and Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Calculation of Share Price" in the Fund's Prospectus.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.

     A.   Equity Securities.

     The Fund may invest in common stock, in addition to which, the Fund may invest in preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The adviser intends to invest only in preferred stock rated A or higher by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Service, Inc. ("Moody's").

     B.   U.S. Government Obligations.

     The Fund may invest in U.S. Government obligations. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.

     C.   Repurchase Agreements.

     The Fund may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the adviser (subject to review by the Board of Trustees) to be creditworthy. The adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

     D.   Illiquid Securities.

     The Fund may invest up to 15% of its net assets (valued at the purchase date) in illiquid securities. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under the Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

     E.   Loans of Securities.

     The Fund may make short and long term loans of its portfolio securities in order to realize additional income. Under the lending policy authorized by the Board of Trustees and implemented by the adviser in responses to requests of broker-dealers or institutional investors which the adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the adviser determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

     F.   Reverse Repurchase Agreements.

     The Fund may use reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund is less than the cost of obtaining the cash otherwise. When participating in these transactions the Fund will establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid instruments equal in value to the Fund's obligations in respect of reverse repurchase agreements.

     G.   Borrowing

     The Fund may borrow money for cash management purposes or investment purposes. The Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent the Fund covers its repurchase obligations as described in the "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but may also increase investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

     As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this test. Complying with this limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. In addition to the foregoing, the Fund is authorized to borrow money for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the adviser deems appropriate in connection with any borrowings.

     H.   Foreign Securities

     The Fund may invest up to 20% of its total net assets in foreign securities. Foreign fixed-income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and American depository receipts ("ADRs"). ADRs are certificates of ownership issued by a U.S.

bank as a convenience to investors in lieu of the underlying shares which its holds in custody. The Fund may invest in options based on ADR's.

     There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     I.   Portfolio Turnover

     The Fund may sell any portfolio security (without regard to the length of time it has been held) when the adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. The portfolio turnover rate is not expected to exceed 300% for the Fund. The Fund's high turnover rate will result in correspondingly greater brokerage commissions, transaction costs and other expenses. In addition, high portfolio turnover rates may result in the realization of additional capital gains for tax purposes.

     The Securities and Exchange Commission defines "portfolio turnover rate" as the value of securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of securities owned during the year. Pursuant to the above definition, the Fund's portfolio turnover rate is calculated without regard to instruments, including futures and options contracts, having a maturity of less than one year.

     J.   Investments in other Investment Companies

     The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. If the Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

     K.   Options, Futures and Currency Transactions

     The Fund may utilize various other investment strategies as described below. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any techniques is a function of numerous variables including market conditions. The ability of the Fund to utilize these techniques successfully will depend on the adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     These techniques have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such techniques would result in losses greater than if they had not been used. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of such techniques would reduce net asset value, and possible income, and such losses can be greater than if the techniques had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many hedging transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For example, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

     With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. While this type of arrangement allows the Fund greater flexibility to tailor an option to their needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

     The Fund may purchase  and sell put options on  securities  including  U.S.
Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

     The Fund may enter into financial futures contracts, or purchase or sell put and call options on such futures, as a hedge against anticipated interest rate, currency or equity market changes, for duration management, and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

     The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss of an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currency convertible into such currently other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering to a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the adviser considers the Austrian schilling linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the adviser believes that the value of schillings will decline against the U.S. dollar, the adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risk that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single hedging transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its competent transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the hedging transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS

     The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed- income instruments are linked.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United
States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many hedging transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its Custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restriction, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the Custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract that obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high-grade assets equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC-guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlement with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Hedging transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other hedging transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

                             INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), that is, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a banks (as defined in the Investment Company Act of 1940), provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund, (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made, (c) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (d) may purchase securities on margin to the extent permitted by applicable law. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions. For purposes of this Investment Restriction, the entry into options, shall not constitute borrowing.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities except as described in the Prospectus and Statement of Additional Information. This limitation does not preclude the Fund from acquiring commodities as a result of ownership of securities or other investments; from entering into options, futures, currency, swap, cap, floor, collar or similar transactions; from investing in securities or other instruments backed by commodities; or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets, taken at market value at the time of each investment, in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" above).

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% its total assets are outstanding.

     3. ILLIQUID SECURITIES. The Fund will not invest more than 15% of its assets in securities that are restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities that cannot be disposed of within seven days in the ordinary course of business without taking a reduced price.

                              TRUSTEES AND OFFICERS

The Trust's Board of Trustees is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

Bonfiglio & Reed LLC.                           Investment Adviser
Integrated Fund Services, Inc.                  Administrator and Transfer Agent
IFS Fund Distributors, Inc.                     Distributor
Firstar Bank                                    Custodian

Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

                           POSITION(S)
NAME, ADDRESS              HELD            PRINCIPAL OCCUPATION(S)
AND AGE                    WITH COMPANY    DURING PAST 5 YEARS

*Chad Eaton Bonfiglio      Trustee,        CEO of Bonfiglio & Reed, LLC; CIO at
8911 E. Kalil              President       Getabusiness.com; Provided Technology
Scottsdale, AZ                             Consulting Services to Company Nurse;
Age: 25                                    Manager of Radiology File Room at
                                           Scottsdale Healthcare.

*Reese Whitman Reed        Trustee,        Portfolio Manager, Bonfiglio & Reed,
942 S. Ash                 Vice President  LLC; 1999, Salaried Broker/Investment
Suite 110                  and Treasurer   Advisory Associate with the Acacia
Tempe, AZ 85281                            Group; Mr. Reed is currently pursuing
Age: 22                                    his degrees in Economics and
                                           Political Science at Arizona State
                                           University. He has earned his Series
                                           7, 63 and 65 licenses.

William T. O'Donnell, Sr.  Trustee         Mr. O'Donnell is professor at the
8650 Ease Via del Arbor                    Univeristy of Phoenix. He has been
Scottsdale, AZ                             with the University since 1984.
Age: 60                                    Mr. O'Donnell has over 30 years of
                                           marketing and management experience.

Frank Scarpone             Trustee         Mr. Scarpone is Vice President of
7950 Ease Thunderhawk Rd                   Sales at K-Sun Corp.  He joined K-
Scottsdale, AZ                             Sun in November of 1998. Prior to
Age: 53                                    joining K-Sun, he was Vice President
                                           and General Manager of Typetronics
                                           business systems from June of 1996
                                           to September of 1998. From June 1985
                                           to April of 1996, he was Vice
                                           President and General Manager of
                                           Sales at Kroy, Inc.

Barry L. Van Hook          Trustee         Mr. Van Hook is a Professor of
Department of Management                   Management and Entrepreneurship at
Arizon State University                    Arizona State University. He has been
Tempe, AZ                                  with the University since 1976,
Age: 57                                    teaching classes in entrepreneurship
                                           and advising area small businesses.

Wade Bridge                Secretary       Mr. Bridge is an attorney at
312 Walnut Street                          Integrated Fund Services, Inc.
Cincinnati, OH 45202
Age: 31

The Trust has a standing nominating committee comprised of its Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Trust for election to the Trust's Board. The Trust has an audit committee comprised of its Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act. The primary functions of the audit committee is to select the Trust's independent auditor and review the audited financial statements for the Trust. The Trust does not pay any remuneration to its officers and Trustees other than fees and expenses to those Trustees who are not directors, officers or employees of the Adviser or the Administrator or any of their affiliates. The aggregate amount of compensation estimated to be paid to each such Trustee by the Trust for the fiscal year ending June 30, 2001 is as follows:

                                                                      TOTAL COMPENSATION
                           AGGREGATE          PENSION OR RETIREMENT   FROM FUND AND
NAME OF BOARD              COMPENSATION FROM  BENEFITS ACCRUED AS     FUND COMPLEX
MEMBER                     COMPANY            PART OF FUND EXPENSES   PAID TO BOARD MEMBERS
William T. O'Donnell, Sr.  1,000              -0-                     1,000
Frank Scarpone             1,000              -0-                     1,000
Barry L. Van Hook          1,000              -0-                     1,000

                             THE INVESTMENT ADVISER

Bonfiglio & Reed LLC (the "adviser"), located at 1661 E. Camelback Road, Suite 280, Phoenix, Arizona 85016, a registered investment adviser, serves as the Fund's investment adviser. The adviser is an Arizona limited liability corporation formed under Arizona law in October 1999. Reese W. Reed and Chad E. Bonfiglio each may be deemed a "control person" of the adviser as such term is defined in the 1940 Act by virtue of their ownership of interests in Bonfiglio & Reed LLC. The adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated July 21, 2000 with the Trust. The Agreement is subject to annual approval by (i) the Trust's Board or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by the Trust's sole shareholder on

July 21, 2000. The Agreement is terminable without penalty, on 60 days' notice, by the Trustee's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the adviser. The Agreement will terminate automatically, as to the Fund, in the event of its assignment (as defined in the 1940 Act).

Under the terms of the Agreement, the Trust has agreed to pay the adviser a monthly fee at the annual rate of 2.95% of the Fund's average daily net assets. The adviser will pay all transfer agency, distribution related fees and any fees associated with listing the Fund on a mutual fund sales platform.

From time to time, the adviser may waive receipt of its fees, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to its investors. The Fund will not pay the adviser at a later time for any amounts it may waive, nor will the Fund reimburse the adviser for any amounts it may assume.

                         TRANSFER AGENT AND DISTRIBUTOR

     The Fund retains Integrated Fund Services, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Transfer Agent"), to serve as transfer agent, dividend paying agent and shareholder service agent. The Fund also retains the Transfer Agent to provide the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. For its services as administrator, the Transfer Agent receives a monthly fee at an annual rate of 15% of the Fund's average daily net assets up to $25 million;
 .125% of such assets from $25 million to $50 million; and .10% of such assets in excess of $50 million, subject to a minimum monthly fee of $2,000.

     The Fund retains IFS Fund Distributors, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Distributor"), to act as the exclusive agent for distribution of the Fund's shares. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Transfer Agent and the Distributor are wholly-owned subsidiaries of The Western and Southern Life Insurance Company.

                                 OTHER SERVICES

     The firm of Deloitte & Touche LLP, has been selected as independent auditors for the Trust for the fiscal year ending June 30, 2001.

     Firstar Bank, N.A., is Custodian of the Fund's investments. The Custodian holds all cash and securities of the Fund (either in the Custodian's possession or in its favor through "book entry systems" authorized by the Trustee in accordance with the Investment

Company  Act  of  1940),   collects  all  income  and  effects  all   securities
transactions on behalf of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the adviser that the review and study of the research and other information will not reduce the overall cost to the adviser of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     The adviser makes investment decisions for the Fund independently from those of the other accounts the adviser manages; investments of the type the Fund may make, however, may also be made by those other accounts. When the Fund and one or more other accounts the adviser manages are prepared to invest in, or desire to dispose of, the same security, the adviser will allocate available investments or opportunities for sales in a manner the adviser believes to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. Orders placed for the Fund will not be combined ("blocked") with other orders.

                               SHARES OF THE FUND

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                          DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day,
President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Calculation of Share Price" in the Prospectus.

     For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of the Fund, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. Trading of these securities may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the Fund's share price is not calculated. Therefore, the value of the portfolio of the fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     The calculation of the share price of the Fund when it holds foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund's share price will not be reflected in the calculation unless the adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

     While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

     Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

                             PERFORMANCE INFORMATION

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                   P(1+T) =ERV

Where:      P     =     a hypothetical $1,000 initial investment
            T     =     average annual total return
            n     =     number of years
            ERV   =     ending  redeemable  value at the end of the applicable
                        period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's respective portfolios and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Funds or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index, the Nasdaq Composite Index, the Dow Jones Industrial Average and the Value Line Stock Index.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

     The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index, the Dow Jones Industrial Average or the Russell 2000 Index.

     The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

                              FINANCIAL STATEMENTS

     The Financial Statement and Independent Auditor's Report of the Bonfiglio & Reed Options Fund are attached to this document.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of the Bonfiglio & Reed Options Fund:

We have audited the accompanying statement of assets and liabilities of the Bonfiglio & Reed Options Fund (the "Fund"), as of July 19, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statement presents fairly, in all material respects, the financial position of the Bonfiglio & Reed Options Fund at July 19, 2000, in conformity with accounting principles generally accepted in the United States of America.

Dayton, Ohio
July 19, 2000

THE BONFIGLIO & REED OPTIONS FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 19, 2000

ASSETS
Cash                                                                  $  100,000
                                                                      ----------
     TOTAL ASSETS                                                        100,000
                                                                      ----------
LIABILITIES
                                                                      ----------
     TOTAL LIABILITIES                                                         0
                                                                      ----------
NET ASSETS FOR SHARES OF BENEFICIAL
     INTEREST OUTSTANDING                                             $  100,000
                                                                      ==========

SHARES OUTSTANDING                                                        10,000
                                                                      ==========
NET ASSET VALUE, OFFERING PRICE AND
     REDEMPTION PRICE PER SHARE                                       $    10.00
                                                                      ==========

The accompanying notes are an integral part of this statement.

                         BONFIGILIO & REED OPTIONS FUND
                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES
                               AS OF JULY 19, 2000

NOTE 1 - ORGANIZATION AND REGISTRATION

The Bonfiglio & Reed Options Fund (the "Fund") is a diversified series of the Bonfiglio & Reed Investment Trust (the "Trust"), an open-end management investment company established as a Ohio business trust under a Declaration of Trust dated April 13, 2000. On July 19, 2000, 10,000 shares of the Fund were issued for cash at $10.00 per share. The Fund has had no operations except for the initial issuance of shares. As of July 19, 2000, all outstanding shares were held by RWR, LLC, which purchased these initial shares in order to provide the Fund with its required capital. Certain officers of RWR, LLC are affiliated with Bonfiglio & Reed, LLC (the "Advisor").

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statement. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     A.   USE OF ESTIMATES

     The preparation of a financial statement in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

     B.   ORGANIZATION AND PREPAID INITIAL REGISTRATION EXPENSES

     Expenses incurred by the Trust in connection with the organization and the initial public offering of shares have been or will be paid by the Advisor.

     C.   FEDERAL INCOME TAXES

     The Fund intends to qualify annually for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.